                Salomon Brothers Emerging Markets Debt Fund Inc.

                                POWER OF ATTORNEY
                                -----------------

     Leslie H. Gelb, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Christina Sydor and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Emerging Markets Debt Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                           /s/ Leslie H. Gelb
                                         -----------------------------
                                         Leslie H. Gelb

Date:  October 22, 2003

                Salomon Brothers Emerging Markets Debt Fund Inc.

                                POWER OF ATTORNEY
                                -----------------

     Carol L. Colman, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Christina Sydor and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Emerging Markets Debt Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                           /s/ Carol L. Colman
                                         -----------------------------
                                         Carol L. Colman

Date:  October 22, 2003

                Salomon Brothers Emerging Markets Debt Fund Inc.

                                POWER OF ATTORNEY
                                -----------------

     Daniel P. Cronin, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Christina Sydor and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Emerging Markets Debt Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                          /s/ Daniel P. Cronin
                                         -----------------------------
                                         Daniel P. Cronin

Date:  October 22, 2003

                Salomon Brothers Emerging Markets Debt Fund Inc.

                                POWER OF ATTORNEY
                                -----------------

     Dr. Riordan Roett, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Christina Sydor and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Emerging Markets Debt Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                          /s/ Riordan Roett
                                         -----------------------------
                                         Riordan Roett

Date:  October 22, 2003

                Salomon Brothers Emerging Markets Debt Fund Inc.

                                POWER OF ATTORNEY
                                -----------------

     Jeswald W. Salacuse, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Christina Sydor and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Emerging Markets Debt Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                           /s/ Jeswald Salacuse
                                         -----------------------------
                                         Jeswald Salacuse

Date:  October 22, 2003

                Salomon Brothers Emerging Markets Debt Fund Inc.

                                POWER OF ATTORNEY
                                -----------------

     R. Jay Gerken, whose signature appears below, hereby constitutes and appoints Christina Sydor and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Emerging Markets Debt Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                           /s/ R. Jay Gerken
                                         -----------------------------
                                         R. Jay Gerken

Date:  October 22, 2003

                Salomon Brothers Emerging Markets Debt Fund Inc.

                                POWER OF ATTORNEY
                                -----------------

     William R. Hutchinson, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Christina Sydor and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Emerging Markets Debt Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

                                           /s/ William R. Hutchinson
                                         -----------------------------
                                         William R. Hutchinson

Date:  October 23, 2003

                Salomon Brothers Emerging Markets Debt Fund Inc.


                                POWER OF ATTORNEY
                                -----------------

     Lewis E. Daidone, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Christina Sydor and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Emerging Markets Debt Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.



                                                      /s/ Lewis E. Daidone
                                                      ------------------------
                                                      Lewis E. Daidone


Date:  October 22, 2003